EXHIBIT 10.52

                         REAL ESTATE PURCHASE AGREEMENT


         THIS REAL ESTATE PURCHASE AGREEMENT is made and entered as of September 23, 1996, by and between (I) NEWTOWN SQUARE ASSOCIATES, L.P., a Pennsylvania limited partnership (hereinafter referred to as "Seller") and (ii) FIRST WASHINGTON REALTY LIMITED PARTNERSHIP or its assignees (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Seller is the record and beneficial owner of all that certain real property located in Newtown Square, Delaware County, Pennsylvania, as more particularly described on Exhibit A attached hereto (the "Land"), together with a shopping center containing approximately 137,569 square feet of rentable area and all other buildings and improvements situated thereon (collectively, the "Building"), all personal property and fixtures located therein (the "Personalty"), and all appurtenances, rights, easements, rights-of-way, tenements and hereditaments incident thereto (the "Additional Property") (the Land, Building, Personalty and Additional Property are hereinafter collectively referred to as the "Property"); and

         WHEREAS, Purchaser desires to purchase the Property from Seller and Seller desires to sell and transfer the same to Purchaser.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Purchase and Sale. Purchaser agrees to buy and Seller agrees to sell and convey the Property for and in consideration of the purchase price and upon the terms and conditions set forth herein.

         2. Purchase Price. The Purchase Price shall be paid as follows:

                  (a)(i) $7,700,000.00 or such lesser amount which represents the outstanding principal balance with respect to the Prudential Loan (as hereinafter defined) as of Closing (the "Actual Loan Amount"), by Purchaser assuming the Prudential Loan as described below.



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                  (ii) a sum  equal to  $11,700,000.00  minus  the  Actual  Loan
Amount, as adjusted for closing or other adjustments herein provided, by cash or wire transfer of immediately available federal funds, as Seller may direct at Closing.

               (b)(i) The Property is presently encumbered by a Mortgage and Security Agreement ("Mortgage") from the Seller, as debtor, for the benefit of Prudential Insurance Company of America, as secured party (the "Lender"), which Mortgage secures an original principal indebtedness of $7,700,000.00 with interest thereon payable over the term thereof (which ends on September 15, 2005) at a fixed interest rate of 7.77% per annum, as evidenced by a Mortgage Note from Seller to Lender ("Note"). The Mortgage and Note and all documents and instruments executed in connection therewith are collectively referred to as the "Prudential Loan". The Prudential Loan is non-recourse to the Seller and requires equal monthly installments of principal and interest in the amount of the $55,270.00 per month. The outstanding principal balance under the Prudential Loan as of the date hereof is approximately $7,682,246.67. Copies of the Mortgage and Note are attached hereto as Exhibits J and K, respectively.

                  (ii) Purchaser's obligations under this Agreement shall be expressly contingent on the condition that Seller obtains for and delivers to Purchaser by Closing a letter (the "Letter") from Lender (i) permitting Purchaser to assume the Prudential Loan, at no cost to Purchaser (other than an assumption fee of up to 1% of the then outstanding balance of the Prudential
Loan) and on the same terms and conditions as presently exist, except that the Lender shall release the Property from the lien of any other Prudential loans that presently exist with Seller, (ii) confirming that the Prudential Loan is as described above, (iii) certifying that, to the best knowledge of Lender, there is no default, or event which with notice or lapse of time, or both, would constitute a default under the Prudential Loan. At Closing, Seller shall execute an estoppel certificate in favor of Purchaser certifying that, to the best knowledge of Seller, there is no default, or event which with notice or lapse of time, or both, would constitute a default under the Prudential Loan. Seller shall use commercially reasonable efforts to deliver to Purchaser such Letter from Lender before the end of the Feasibility Period (as defined below), provided that Purchaser shall reasonably cooperate with Seller and Prudential and shall deliver such financial information or execute such documents as Prudential may reasonably request including, but not limited to, an Assumption of Mortgage Loan Documents. If such Letter is not received by Purchaser by Closing, Purchaser shall have the right to terminate this Agreement, in which event the Deposit (as defined below), together with interest thereon, shall be returned to Purchaser. If Lender denies the assumption of the Prudential Loan by Purchaser or if Lender's Letter is other than as set forth above and is not reasonably acceptable to Purchaser, Purchaser shall have the right, at its sole election, to terminate this Agreement by giving written notice thereof to Seller within ten (10) days thereafter, whereupon the Deposit, together with interest thereon, shall be returned to Purchaser and neither party shall

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have any further  liability to the other.  If Purchaser  does not terminate this
Agreement as aforesaid, this Agreement shall continue in full force and effect.

         3.  Deposit.

                  (a) Within one (1) business day after the date of delivery to Purchaser of an original of this Agreement executed by Seller, together with completed Exhibits hereto (the date of such delivery by Seller being the "Acceptance Date"), Purchaser shall deliver to Commercial Settlements, Inc., 1413 K Street, N.W., Washington, DC 20005 (the "Title Company"), as escrow agent, a deposit (the "Initial Deposit") of One Hundred Thousand Dollars ($100,000.00) by a check payable to the Title Company.

                  (b) In the event that Purchaser elects to extend the Closing Date pursuant to Section 4(b) hereof, then, on the date of such election, Purchaser shall deliver to the Title Company, as escrow agent, an additional deposit (the "Extension Deposit") of Thirty Thousand Dollars ($30,000.00) by check payable to the Title Company.

                  (c) The Initial Deposit and the Extension Deposit and all accrued interest thereon are hereinafter referred to collectively as the "Deposit". The Title Company will immediately provide Seller with written evidence of receipt of such Deposit. The Title Company shall place the Deposit in an interest-bearing account within one (1) business day after the date of receipt thereof, and interest on the Deposit shall accrue to the benefit of the party entitled to receive the Deposit hereunder. The Deposit shall be held by the Title Company pursuant to the terms and conditions of this Agreement.

                  (d) In the event that, at any time prior to Closing, Seller or
Purchaser provides Title Company with a certification (a copy of which shall be delivered contemporaneously to the other party) that the Seller or Purchaser, as the case may be, is entitled to the Deposit pursuant to the terms of this Agreement, Title Company shall deliver the Deposit to such party within five (5) business days after receipt of said notice and upon 24-hours prior written notice to each party, unless the other party disputes such certification by written notice to Title Company (a copy of which shall be delivered contemporaneously to the other party) delivered within three (3) business days of Title Company's receipt of the initial certification. In such event, Title Company shall hold the Deposit pending resolution of such dispute.

                  (e) The parties acknowledge that Title Company is acting solely as a stakeholder at their request and for their convenience, that Title Company shall not be deemed to be the agent of either of the parties, and Title Company shall not be liable to either of the parties for any act or omission on its part unless taken or suffered in bad faith, in willful disregard to this Agreement or involving gross negligence. Seller and

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Purchaser shall jointly and severally  indemnify and hold Title Company harmless from and against all costs, claims and expenses, including reasonable attorneys' fees, incurred in connection with the performance of Title Company's duties hereunder, except with respect to actions or omissions taken or suffered by Title Company in bad faith, in willful disregard of this Agreement or involving gross negligence on the part of Title Company.

         4.  Closing.

                  (a) Closing. Except as otherwise provided in this Agreement, the purchase and sale contemplated herein shall be consummated at the "Closing", which shall take place on the date (the "Closing Date") specified by Purchaser on not less than ten (10) days notice to Seller, provided that the Closing Date shall not be later than thirty (30) days after the end of the Feasibility Period (as defined and described in Section 13(b) hereof). The Closing shall take place at the offices of the Seller, or at such other place as may mutually agreed upon by Seller and Purchaser.

                  (b) Extension of Closing. Notwithstanding the provisions contained in Section 4(a), Purchaser may extend the Closing Date to a date not later than sixty (60) days after the end of the Feasibility Period by (i) delivery of the Extension Deposit to the Title Company as set forth in Section 3(b) above, and (ii) notifying Seller in writing, no later than five (5) days before the original Closing Date, of Purchaser's intention to exercise said right.

         5. Representations and Warranties of Seller. In order to induce Purchaser to enter into this Agreement and to purchase the Property, Seller hereby makes the following representations and warranties, each of which shall survive Closing for a period of one (1) year (unless expressly provided that it will survive Closing without time limitation):

                  (a) Authority of Seller. Seller is a limited partnership duly organized and existing and in good standing under the laws of the State of Delaware. Seller has all necessary power and authority and has taken all necessary partnership or corporate action to execute, deliver and perform this Agreement and consummate all of the transactions contemplated by this Agreement. This Agreement is the valid and binding obligation of Seller, enforceable against it in accordance with its terms.

                  (b) Title. Seller is the sole owner of fee simple title to the Property with the authority to sell and convey the Property to Purchaser without the consent of any other party, and such title is marketable and good of record and, to the best of Seller's knowledge, free and clear of all liens, encumbrances, covenants, conditions, restrictions

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and other  matters  affecting  title,  except for the Permitted  Exceptions  (as defined in Section 8(a)(iii)).

                  (c) Compliance with Existing Laws. To the best of Seller's knowledge, the present use of the property is not in violation of applicable zoning laws and ordinances. To the best of Seller's knowledge, there does not exist any notice of an uncorrected violation of the housing, building, safety or fire ordinances.

                  (d) Leases. True, correct and complete copies of all of the leases of the Property and any amendments thereto (collectively, the "Leases") have been delivered to Purchaser. Attached hereto as Exhibit B is a description of all of the Leases and a current rent schedule ("Rent Schedule") covering the Leases. There are no leases or tenancies of any space in the Property other than those set forth in Exhibit B or any subleases or subtenancies unless otherwise noted therein. Except as otherwise set forth in the Leases in Exhibit B or elsewhere in this Agreement:

                           (i) The  Leases  are in full force and effect and are
                  assignable by Seller to Purchaser;

                           (ii)  no  tenant  has  an  option  to  purchase   the
                  Property;

                           (iii) no  renewal  or  expansion  options  have  been
                  granted to the tenants;

                           (iv) to the best of Seller's knowledge, Seller is not
                  in default under the Leases;

                           (v) the  rents  set  forth on the Rent  Schedule  are
                  being collected on a current basis and there are no arrearages in excess of one month (other than as noted thereon) nor has any tenant paid any rent, additional rent or other charge of any nature for a period of more than thirty (30) days in advance;

                           (vi) all work for tenant  alterations  and other work
                  or materials contracted for by Seller and any tenant has been completed, and all work and materials have been fully paid for;

                           (viii) Seller has not sent written notice to any tenant claiming that such tenant is in default, which default remains uncured, and to the best of Seller's knowledge, no tenant is in default under its Lease;

                           (ix) there are no security  deposits other than those
                  set forth in Exhibit B.


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                  (e)  Service  Contracts.  Except as set forth in Exhibit C, to the best of Seller's knowledge there are no service contracts relating to the management, leasing, operation, maintenance or repair of the Property (the "Service Contracts"). True and correct copies of all of the Service Contracts have been delivered to Purchaser. No Service Contract which Purchaser notifies Seller that it agrees to assume will be terminated, amended, modified or supplemented prior to the Closing Date without Purchaser's prior written approval; otherwise, Service Contracts will be terminated as of the Closing Date.

                  (f) Tax Bills. Attached hereto as Exhibit D are true and correct copies of tax bills issued by any applicable federal, state or local governmental authority to Seller with respect to the Property for the most recent past and current tax years, and any new assessment received with respect to a current or future tax year.

                  (g) Insurance. Attached hereto as Exhibit E are certificates of all hazard, liability and other insurance policies presently affording coverage with respect to the Property. Seller shall maintain in full force and effect all such policies until the Closing Date and shall cause its insurer to name Purchaser as an additional insured as a contract party on its rent loss policy with respect to the Property.

                  (h) Condition. Possession of Property shall be delivered to Purchaser at Closing in "as is, where is" condition as of the date of Purchaser's execution of this Agreement, and Purchaser is relying solely on its own investigations, inspections and business judgment as to the condition of the Property.

                  (i)  Intentionally Omitted.

                  (j) Condemnation Proceedings. Seller has received no written notice of any condemnation or eminent domain proceedings are pending or, to the best of Seller's knowledge, threatened against the Property or any part thereof, and Seller has made no commitments to and has received no written notice of the desire of any public authority or other entity to take or use the Property or any part thereof whether temporarily or permanently, for easements, rights-of-way, or other public or quasi-public purposes.

                  (k) Litigation. Except as provided in Exhibit L, no litigation is pending or, to the best of Seller's knowledge, threatened, including administrative actions or orders relating to governmental regulations, affecting the Property or any part thereof or Seller's right to sell the Property.

                  (l) No Defaults. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, except for the Prudential Loan,: (i) conflict with, or result in a breach of, the terms, conditions or provisions of, or

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constitute a default  under,  any  agreement or  instrument to which Seller is a party or by which the Property is bound, (ii) violate any restriction, requirement, covenant or condition to which the Seller is subject or by which the Property is bound, (iii) constitute a violation of any applicable code, resolution, law, statute, regulation, ordinance, rule, judgment, decree or order, or (iv) result in the cancellation of any lease pertaining to the Property.

                  (m) Hazardous Waste. Except as provided in environmental reports delivered by Seller to Purchaser, Seller has no knowledge of any discharge, spillage, uncontrolled loss, seepage or filtration (a "Spill") of oil, petroleum or chemical liquids or solids, liquid or gaseous products or any hazardous waste or hazardous substance (as those terms are used in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act of 1976, as amended, or in any other applicable federal, state or local laws, ordinances, rules or regulations relating to protection of public health, safety or the environment, as such laws may be amended from time to time) at, upon, under or within the Land or any contiguous real estate. To the best of Seller's knowledge, there is no proceeding or action pending or threatened by any person or governmental agency regarding the environmental condition of the Property.

                  (n) Certificates of Occupancy. To the extent available, attached hereto as Exhibit G are true and correct copies of the certificates of occupancy for all of the Property. Seller will not amend such certificates and will maintain them in full force and effect.

                  (o) Licenses and Permits. Seller has received no notice, nor has any knowledge, that it is lacking any required permit or license (the "Licenses") which are necessary for the ownership and operation of the Property.

                  (p) Operating Statements. Attached hereto as Exhibit H are true and correct copies of the year-end operating statements of the Property for 1993, 1994, 1995 and, if audited, such operating statements fairly present the operating results of the Property for the periods indicated. Also attached as Exhibit H is a copy of the 1996 operating budget detailed as to amounts by month and operating department in reasonably sufficient detail.

                  (q) Personal Property. Attached hereto as Exhibit I is a true, correct and complete inventory of all personal property ("Personal Property"), if any, used in the management, maintenance and operation of the Property (other than trade fixtures or personal property of tenants).



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         For the purposes of the  representations  and  warranties of Seller set forth in this Agreement, the words "to the best of Seller's knowledge" or "knowledge" shall be limited to being the actual knowledge and information (as distinguished from, and shall exclude, constructive knowledge or receipt of constructive notice) of those persons currently employed by Seller or its affiliates who are responsible for the current management and operation of the Property, and shall not include any information which Seller or its agents, counsel, directors, officers or employees, management companies or leasing agents, as a reasonably prudent person, should reasonably have known, and shall expressly exclude any state of facts or matters of which Purchaser has actual knowledge as of the Closing Date (provided that such inaccuracy of any representation was not due to the willful misconduct or bad faith of Seller).

         6. Obligations of Seller Pending Closing. From and after the date of this Agreement through the Closing Date, Seller covenants and agrees as follows:

                  (a) Maintenance and Operation of Premises. Seller will cause the Property to be maintained in its present order and condition, normal wear and tear excepted, and will cause the continuation of the normal operation thereof, including the repair of fixtures and equipment, and the continuation of the normal practice with respect to maintenance and repairs so that the Property will, except for normal wear and tear, be in substantially the same condition on the Closing Date as of the Acceptance Date.

                  (b) Licenses. Seller shall use commercially reasonable efforts to preserve in force all Licenses and to cause those expiring to be renewed.

                  (c) Changes in Representations. Seller shall notify Purchaser promptly, and Purchaser shall notify Seller promptly, if either becomes aware of any occurrence prior to the Closing Date which would make any of its representations, warranties or covenants contained herein not true in any material respect.

                  (d) Obligations as to Leases. From the Acceptance Date to the expiration of the Feasibility Period provided for in Section 13, Seller shall have the right to enter into new leases for space at the Property ("New Lease(s)") or to amend, modify, renew, supplement or extend any Lease in any respect or approve any assignment of leases or subletting of leased space, or terminate any Lease (with respect to any provision amending, modifying, renewing, supplementing or extending, etc. above, "Amended Lease(s)"), and as to any Amended or New Leases entered into by the Seller during this period, the Seller shall give Purchaser notice (including therewith copies of the New Leases and all relevant data related to the particular Amended or New Lease) of such Amended and/or New Leases within three (3) days after the entry into any Amended or New Lease, but, in any event, not later than seven (7) days prior to the expiration of the Feasibility Period. After the expiration of the

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Feasibility Period,  Seller shall not, without Purchaser's prior written consent
(which consent shall not be unreasonably withheld or delayed), amend, modify, renew or extend any Lease in any respect unless required by law, or enter into new leases or approve any assignment of leases or subletting of leased space, or terminate any Lease. Seller hereby further agrees that if any space is vacant on the Closing Date, Purchaser shall accept the Property subject to such vacancy, provided that the vacancy was not permitted or created by Seller in violation of any restrictions contained in this Agreement. Prior to Closing, Seller shall not apply all or any part of the security deposit of any tenant unless such tenant has vacated the Property or defaulted under its Lease.

                  (e) Tenant Estoppel. Seller shall use commercially reasonable efforts to obtain and deliver to Purchaser within thirty (30) days after the expiration of the Feasibility Period, a tenant estoppel letter substantially in the form attached hereto as Exhibit F (or such other form as required by Purchaser's mortgage lender or required by such tenant) from each of the tenants of the Property.

         7. Representations and Warranties of Purchaser. In order to induce Seller to enter into this Agreement and to sell the Property, Purchaser hereby makes the following representations and warranties, each of which is material and shall survive Closing, notwithstanding any investigation at any time made by or on behalf of Seller:

                  (a) Authority of Purchaser. Purchaser is a limited partnership duly organized and existing and in good standing under the laws of the State of Maryland. Subject to the approval of the Board of Directors of FWRT which must occur before the expiration of the Feasibility Period, Purchaser has all necessary power and authority to execute, deliver and perform this Agreement and consummate all of the transactions contemplated by this Agreement. Subject to the approval of the Board of Directors of FWRT which must occur before the expiration of the Feasibility Period, this Agreement is the valid and binding obligation of Purchaser, enforceable against it in accordance with its terms.

                  (b) No Defaults. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will: (i) conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any agreement or instrument to which Purchaser is a party, (ii) violate any restriction, requirement, covenant or condition to which Purchaser is subject, and (iii) constitute a violation of any applicable code, resolution, law, statute, regulation, ordinance, rule, judgment, decree or order.

                  (c) Purchaser shall not contact any tenant of the Property without the consent of Seller.



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                  (d) If this  Agreement  shall be  terminated  by either party,
Purchaser shall delivery to Seller (at Seller's request and without cost to Seller) copies of applications, licenses, permits, plans, drawings, surveys, reports, studies, tests, analyses and other documents obtained by Purchaser from third parties with respect to the Property.

         8.  Conditions Precedent to Closing.

                  (a)  It  shall  be  a  condition   precedent  of   Purchaser's
obligation to make a full settlement hereunder that each and every one of the following conditions shall exist on the Closing Date:

                           (i) Representations and Warranties. Seller's representations and warranties hereunder shall be true and correct in all material respects in the same manner and with the same effect as though such representations and warranties had been made on and as of the Closing.

                            (ii) Zoning.  No proceedings  shall have occurred or
                  be pending to change, redesignate or redefine the zoning classification of the Property to a more restrictive classification than presently exists on the date of Purchaser's execution of this Agreement.

                          (iii) Title. Title to the Property shall be marketable, good of record, and insurable by the Title Company, pursuant to a full coverage ALTA Form-B (Rev. 1992) owner's title insurance policy in the amount of the Purchase Price (or an unconditional commitment therefor) without any exceptions ("Printed form" or otherwise) other than the Permitted Exceptions, and in addition, providing affirmative coverage insuring against any mechanic's or materialmen's lien arising from goods, labor or materials provided to the Property prior to the Closing Date. The "Permitted Exceptions" are:

                                    (A) the lien of current  real  estate  taxes
                           and special assessments not yet due and payable; and

                                    (B) such  matters  set  forth in  Exhibit  M
                           attached hereto and such other matters which are not reasonably unacceptable to Purchaser under this subsection (B). Promptly after the date of execution of this Agreement by Seller, Purchaser shall, at its sole cost and expense, request an interim title binder from the Title Company and within ten (10) days after receipt thereof shall notify Seller of any reasonable objection of any exceptions to title to the Property which are unacceptable to Purchaser, which is not set

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



                           forth on Exhibit B. If Purchaser fails to make an objection within the aforementioned ten (10) day period, all items shown on the title binder shall be deemed Permitted Exceptions and Purchaser shall take title to the Property subject thereto. Seller may, at its sole option and its sole expense, correct such conditions at least thirty (30) days prior the Closing Date; provided however, that notwithstanding anything to the contrary, Seller shall, at or prior to Closing, cause all mortgages (other than the Prudential Loan), deeds of trusts, financing statements, mechanics liens, judgement liens and other matters that may be satisfied by a liquidated sum to be satisfied and released of record or bonded over or to provide an indemnity or other assurance to the Title Company so as to permit the Title Company to issue the owner's title insurance policy required above (provided Seller is diligently pursuing resolution of such encumbrances). If Seller elects to eliminate any such exceptions, Seller may extend the Closing Date for an additional reasonable period of time, not to exceed thirty (30) days from the Closing Date. If Seller is unable or does not desire to eliminate any of the exceptions, Seller shall notify Purchaser within five (5) days; otherwise Seller shall be deemed to have elected to eliminate such exceptions. Upon receipt of such notice, Purchaser shall have the option to either (i) to terminate this Agreement, (ii) to close on the purchase of the Property and waive such defects in title. In the event of termination of this Agreement, Seller and Purchaser shall be relieved of all liabilities under this Agreement and the Deposit shall be returned to Purchaser. If Purchaser does not terminate this Agreement, Purchaser shall be deemed to have waived all objections to such matters.

                          (iv) Existing  Mortgages.  Seller shall have delivered
                  to the Title Company such releases or other instruments necessary to release of record and beneficially any and all existing mortgages, deeds of trust, financing statements or other security documents affecting the Property, other than the Prudential Loan (collectively, the "Existing Mortgages").

                          (v) Leasing Brokerage and Property Management Agreements. Seller shall have terminated any and all leasing brokerage and property management agreements with respect to the Property effective as of the Closing. Except as provided in Section 11(e), all responsibility for dealings with any such brokers, including the payment of any claims (if deemed warranted by Seller) shall be the sole responsibility of Seller. Seller agrees that it will indemnify and hold Purchaser, its successors, assigns, partners, agents and employees, harmless against any such claims and/or losses which might be incurred by such indemnitees in connection with any additional and/or contingent leasing commissions or fees or management fees. The provisions of this subparagraph (vi) shall survive Closing without time limitation.

                           (vi)   Performance  by  Seller.   Seller  shall  have
                  complied with and not be in breach of any of its covenants or obligations under this Agreement.

                           (vii) Tenant Estoppels. Purchaser shall have received
                  a tenant estoppel letter substantially in the form attached hereto as (A) Exhibit F from, at a minimum tenants satisfying the requirements described on Exhibit F-1 (or from such tenants and in such form as required by Purchaser's mortgage lender), confirming the information set forth in Section 4(d) and in the Lease and Rent Schedule attached hereto as Exhibit B for such tenants and containing no material changes from the Rent Schedule, and (B) any subordination and attornment agreements required by Purchaser's mortgage lender.

                           (viii) FWRT Board Approval. The Board of Directors of
                  FWRT shall have approved this Agreement and the transactions contemplated hereby. In the event that the aforesaid condition is not satisfied by the end of the Feasibility Period, Purchaser may elect to terminate this Agreement by giving Seller written notice thereof before the expiration of the Feasibility Period in which event the Deposit and any interest thereon shall be returned to Purchaser and neither party shall have any further obligations or liabilities to the other.



                  (b) Failure of Condition. In the event of the failure by the Closing Date of any condition precedent set forth above, then Purchaser, at its sole election, may (a) terminate this Agreement, in which event the Deposit and any interest thereon shall be returned to Purchaser and, except as otherwise provided in Paragraph 16 hereof, neither party shall have any further obligations or liabilities to the other; or (b) waive such conditions and proceed to Closing.

                  (c) It shall be a condition precedent of Seller's obligation to make a full settlement hereunder that each and every one of the following conditions shall exist on the Closing Date.

                           (i) Representations and Warranties. Purchaser's representations and warranties hereunder shall be true and correct in all material respects in the same manner and with the same effect as though such representations and warranties has been made on and as of the Closing

         9. Seller's Deliveries. Seller shall execute, acknowledge and deliver to Purchaser at the Closing the following documents, dated on the Closing Date:

                  (a) a special warranty deed, in form and substance satisfactory to Title Company, conveying good and marketable fee simple title to the Property, free and clear of all liens, encumbrances, easements and restrictions except for the Permitted Exceptions;

                  (b) a bill of sale which shall convey to Purchaser good title to all the Personalty, free and clear of all liens and encumbrances;

                  (c)  an   affidavit   setting   forth  that  all  of  Seller's
representations and warranties are true and correct in all material respects on the Closing Date;

                  (d) an assignment and assumption of the Leases and security deposits, together with all originally executed Leases, and the security deposits shall be assigned to Purchaser;

                  (e) an assignment and assumption of Licenses, permits and Service Contracts, if any, which are to be assumed by Purchaser at Purchaser's request, together with the originally executed Service Contracts which are to be assumed;

                  (f) a schedule updating the Rent Schedule and setting forth all arrearages in rents and all prepayments of rents;

                  (g) copies of books, records, operating reports, files and other materials related to the ownership, use and operation of the Property, to the extent that any exist and are in the possession of Seller, which obligation shall survive Closing;

                  (h) Tenant estoppel letters as required in Section 8(a)(vii);

                  (i) an original letter executed by Seller advising the tenants of the sale of the Property to Purchaser and directing that rents and other payments thereafter be sent to Purchaser or as Purchaser may direct;

                  (j) possession of the Property in the condition required by this Agreement, and the keys therefore;

                  (k) the Certification of Non-foreign Status as provided in Treas. Reg. 1.1445-2T(b)(2)(iii)(B) or in any other form as may be required by the Internal Revenue Code or the regulations issued thereunder;

                  (l) such other items and instruments, at no additional cost or expense to Seller, as shall be required by the Title Company in connection with the issuance of its title insurance policy to Purchaser pursuant to Section 8(a)(iii) (including customary Seller's or owner's affidavit);

                  (m) any and all documents necessary to release the cash constituting the Deposit from escrow with the Title Company and to have said cash returned to Purchaser; and


                  (n) any other documents required by this Agreement to be delivered by Seller.

         10. Purchaser's Performance. At Closing, simultaneously with the deliveries of Seller pursuant to the provisions of Paragraph 9, Purchaser shall pay to Seller the Purchase Price in the manner specified in Paragraph 2, whereupon the Deposit, and any interest accrued thereon, shall be returned to Purchaser by the Title Company or, at the option of Purchaser, shall be applied against the payment of Purchase Price. Purchaser shall also execute and deliver to Seller an assignment and assumption of Leases and such other documents reasonably requested to effectuate the purposes of this transaction.

         11. Settlement Charges; Prorations and Adjustments. Purchaser shall pay for the title examination, the title insurance premium, notary fees, recording fees (i.e., per page charges) and other such charges incident to Closing. The cost of preparation of the deed for the Property shall be borne by Seller. Any real estate transfer taxes in connection with this transaction shall be borne equally by Seller and by Purchaser. Purchaser and Seller shall each pay its own legal fees related to the preparation of this Agreement and all documents required to settle the transaction contemplated hereby. Provided, however, that in the event Purchaser is permitted to and does assign its rights under this Agreement and such assignee makes additional payments of any kind in connection with such assignment of this Agreement, Purchaser shall be solely responsible for any additional transfer taxes assessed as a result thereof and Purchaser shall pay such additional taxes at settlement and recording of the deed; Seller shall have no liability for any taxes assessed based on any consideration greater than the Purchase Price, and Purchaser shall indemnify Seller for any such additional taxes. In addition to the foregoing, at the Closing, the following adjustments and prorations shall be computed as of the Closing Date and the Purchase Price shall be adjusted to reflect such prorations, as follows:

                  (a) Taxes. Real estate and personal property taxes shall be apportioned as of the Closing Date.

                  (b) Assessments. All special assessments and other similar charges which have become a lien upon the Property or any part thereof and are due and payable on or before the last day of the Feasibility Period, if any, shall be paid in full by Seller at the Closing. All other special assessments or similar charges shall be adjusted as of the Closing Date, if possible; otherwise, they shall be the responsibility of Purchaser after Closing.

                  (c) Rent. Rent for the month of Closing and any month after Closing collected by Seller prior to Closing shall be apportioned as of the Closing Date. If any tenant is in arrears in the payment of rent on the Closing Date, rents received from such tenant after the Closing shall be applied in the following order of priority: (a) first, to the payment of current rent then due;
(b) second, to delinquent rent for any period after the Closing Date; and (c) third, to delinquent rent for any period prior to the Closing Date. Such delinquent rent shall be paid to Seller within thirty (30) days of receipt by Purchaser. Purchaser does not guarantee or undertake any obligation to sue or take other action for collection of arrearages in rents due from tenants as of the Closing Date; provided, however, Seller shall have the right to pursue and collect such delinquent rents by any remedies available to it at law or equity. If rents or any portion thereof received by Seller or Purchaser after the Closing Date are payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fee, costs and expenses of collection thereof, if any, shall be promptly paid to the other party, which obligation shall survive the Closing.

                  If any tenants are required to pay percentage rents, escalation charges for real estate taxes, operating expenses, cost-of-living adjustments or other charges of a similar nature ("Additional Rents") and any Additional Rents are collected by Purchaser after the Closing which are attributable in whole or in part to any period prior to the Closing, then
Purchaser shall promptly pay to Seller Seller's proportionate share thereof, less a proportionate share of any reasonable attorneys' fees, costs and expenses of collection thereof, if any, if and when the tenant paying the same has made such payments of Additional Rent then due to Purchaser pursuant to the tenant's Lease, which obligation shall survive the Closing.

                  (d) Miscellaneous. All other charges and fees customarily prorated and adjusted in similar transactions, including utilities, insurance premiums and charges for Service Contracts to be assumed by Purchaser, shall be prorated as of the Closing Date. In the event that accurate prorations and other adjustments cannot be made at Closing because current bills are not obtainable or the amount to be adjusted is not yet ascertainable (as, for example, in the case of utility bills) the parties shall prorate on the best available information, subject to further adjustment promptly upon receipt of the final bill or upon completion of final computations. Seller agrees that an appropriate amount in respect of water consumption charges may be held in escrow by the Title Company in connection with its issuance of a title insurance policy to Purchaser. Seller shall use commercially reasonable efforts to have all utility meters read on the Closing Date so as to accurately determine its share of current utility bills.

                  (e) Seller shall be reimbursed at the Closing for the full amount of any leasing commissions or tenant improvement costs paid by Seller pursuant to any new, expanded or renewed lease for space in the Property executed by Seller after the date of this Agreement and consented to by Purchaser pursuant to this Agreement.

         12. Risk of Loss. The risk of loss or damage to the Property by fire or other casualty until recordation of the deed of conveyance shall be borne by Seller. If prior to Closing (i) condemnation proceedings are commenced against all or any portion of the Property, or (ii) if the Property is damaged by fire or other casualty to the extent that the cost of repairing such damage shall be One Hundred Thousand Dollars ($100,000.00) or more, or (iii) if the Property is damaged by an uninsured risk, or (iv) the Property becomes subject to litigation which may deprive Purchaser of any material benefit to which it would become entitled pursuant to this Agreement, then Purchaser shall have the right, upon notice in writing to the Seller delivered within thirty (30) days after actual notice of such condemnation or fire or other casualty or litigation, to terminate this Agreement, and thereupon the parties shall be released and discharged from any further obligations to each other and the discharged from any further obligations to each other and the Deposit shall be refunded to Purchaser. If Purchaser does not elect to terminate this Agreement, or in the event of fire or other casualty not giving rise to a right to terminate this Agreement by Purchaser, this Agreement shall continue in full force and effect and the Purchaser Price shall not be reduced except as hereinafter set forth, but Purchaser shall be entitled to an assignment of all of Seller's share of the proceeds of fire or other casualty insurance and rent insurance proceeds payable with respect to the period after Closing or of the condemnation award, as the case may be, and Seller shall have no obligation to repair or restore the Property; provided, however, that the Purchase Price shall be reduced (but only if the total insurance proceeds are less than the Purchase Price) by an amount equal to (a) the "deductible" applied by Seller's insurance policy, or (c) if Seller is self-insured, the cost of repairing such damage. If Purchase elects not to terminate this Agreement, Purchaser shall have the right to participate in the negotiation and settlement of any litigation, casualty or condemnation-related claim.

         13.  Inspection of Property.

                  (a) Purchaser's Right of Inspection. Purchaser shall have the right, at its own risk, cost and expense, at any time or times prior to Closing (upon at least 24 hours prior verbal notice to Seller and during reasonable hours and with a representative of Seller, if required by Seller), to enter, or cause its agents or representatives to enter, upon the Property for the purpose of making surveys, or any tests, investigations and/or studies relating to the Property or Purchaser's intended acquisition thereof which Purchaser deems appropriate, in its sole discretion. Purchaser shall further have complete access to all documentation, agreements and other information in the possession of Seller related to the ownership, use and operation of the Property, to the extent it is readily available to Seller, and shall have the right to make copies of same.

                  (b) Feasibility Period. Any other provisions of this Agreement to the contrary notwithstanding, Purchaser may, prior to the expiration of sixty
(60) days after the Acceptance Date (such 60-day period herein referred to as the "Feasibility Period"), cause at Purchaser's sole cost and expense, such boring, engineering, economic, water, sanitary and storm sewer, utilities, topographic, structural, environmental and other tests, investigations, market studies and other studies as Purchaser shall elect; provided, however that any intrusive testing by Purchaser (such as soil borings, and the like) shall be subject to Seller's prior reasonable consent. In the event that any of such tests, investigations and/or studies indicate, in Purchaser's sole and absolute discretion, that Purchaser's plans for the Property would not be feasible for any reason, then Purchaser shall have the right, at its sole election on or before the last day of the Feasibility Period, to terminate this Agreement by giving written notice thereof to Seller, in which event this Agreement shall terminate, the Deposit shall be returned to Purchaser and neither party shall have any further liabilities or obligations to each other. Purchaser agrees to repair any damage to the Property that may be caused by its inspections and to indemnify and defend Seller and its partners, affiliates, agents and employees, and hold Seller and its partners, affiliates, agents and employees harmless against any property damage or physical injury suffered as a result of such inspections, investigations, studies or tests. Purchaser agrees not to enter upon the Property until such time as Purchaser has furnished Seller with evidence of a commercial general liability insurance policy with an insurer reasonably satisfactory to Seller covering any activities of Purchaser on the Property and containing limits of liability reasonably satisfactory to Seller.

                  (c) Audit. Seller hereby agrees to allow its books and records related to the Property to be audited (at Purchaser's sole expense) by an independent, certified public accounting firm selected by Purchaser, and Seller will cooperate and cause its employees and other agents to cooperate in such auditing process, including any customary certifications required by the auditors. Purchaser shall provide Seller with prior notice of such audit.

         14.  Indemnifications.

                  (a) Indemnification by Seller. Seller hereby indemnifies and agrees to defend and hold harmless Purchaser and its partners and subsidiaries, and any officer, director, employee or agent of any of them, and their respective successors and assigns, from and against any and all claims, expenses, costs, damages, losses and liabilities (including reasonable attorneys' fees) which may at any time be asserted against or suffered by Purchaser or the Property, or any part thereof, whether before or after the Closing Date, as a result of, on account of or arising from (a) any breach of any covenant, representation, warranty or agreement on the part of Seller made herein or in any instrument or document delivered pursuant to this Agreement, and/or (b) any third party claim relating to or arising out of any contract, agreement, debt or other obligation, or encumbrance or other occurrence (other than encumbrances expressly approved by Purchaser and other than occurrences which are the subject of representations and/or warranties covered by clause (a) above) created, arising or accruing prior to the Closing Date, regardless of when asserted and relating to the Property or its operations, provided such claim is derived from an occurrence or breach which took place prior to Closing. The foregoing indemnifications set forth in this Section 14(a) shall survive Closing without time limitation (other than indemnifications for breach of representation or warranties on the part of Seller made herein which are subject to a limited survival period under this Agreement, in which case the survival of such indemnification shall be limited to the survival period of such representation or warranty).

                  (b) Intentionally Omitted.

                  (c) Indemnification by Purchaser. Purchaser hereby indemnifies and agrees to defend and hold harmless Seller and its partners and subsidiaries, and any officer, director, employee or agent of any of them, and their respective successors and assigns, from and against any and all claims, expenses, costs, damages, losses and liabilities (including reasonable attorneys' fees) which may at any time be asserted against or suffered by Seller as a result of, on account of or arising from (a) any breach of any covenant, representation, warranty or agreement on the part of Purchaser made herein or in any instrument or document delivered pursuant to this Agreement, and/or (b) any obligation, claims, suit, liability, contract, agreement, debt or encumbrance or other occurrence created, arising or accruing on or after the Closing Date and relating to the Property or its operations. The foregoing indemnifications set forth in this Section 14 (c) shall survive closing without time limitation.

         15. Brokerage Commission. Seller and Purchaser represent and warrant to each other that no brokerage fee or real estate commission is or shall be due or owing in connection with this transaction, and Seller and Purchaser hereby indemnify and hold the other harmless from any and all claims of any other broker or agent so claiming based on action or alleged action of the other. The Legislature of the Commonwealth of Pennsylvania has established a Real Estate Recovery Fund. The purpose of the Fund is to compensate persons who obtain a judgment because of fraud, misrepresentation or deceit of an agent. For further information call
(717) 783-3658.

         16. Default Provisions; Remedies.

                  (a) Purchaser's Default. If Purchaser shall default in performance of its obligations under this Agreement, and such default is not cured within five (5) days after written notice thereof from Seller, or fails to consummate the purchase and sale contemplated herein when required to do so pursuant to the provisions hereof, then the Title Company shall deliver the Deposit to Seller as full and complete liquidated damages, and as the exclusive and sole right and remedy of Seller, whereupon this Agreement shall terminate and neither party shall have any further obligations or liabilities to any other party. Notwithstanding the foregoing, Purchaser agrees that Purchaser not be exculpated from any personal liability with respect to the indemnifications set forth in Section 13 (b) hereof.

                  (b) Seller's Default. Except for any breaches waived in writing by Purchaser, if Seller has breached any of its covenants or obligations under this Agreement or has failed, refused or is unable to consummate the purchase and sale contemplated herein by the Closing Date or if any of the representations and warranties made by Seller under this Agreement shall be inaccurate or incorrect, then Purchaser shall be entitled to as its sole and exclusive remedies to either (i) waive such breach, default or failure, (ii) extend the Closing for such reasonable time or times as may be necessary in order to enable Seller to remedy such breach, default or failure, (iii) terminate this Contract and obtain the return of the Deposit, or (iv) pursue an action for specific performance. In the event that Purchaser elects to pursue specific performance and Purchaser prevails in such litigation, Seller shall be obligated to pay all reasonable legal fees, costs and expenses incurred by Purchaser.

         17. Miscellaneous Provisions.

                  (a) Completeness and Modification. This Agreement (together with Exhibits A to M attached hereto) with respect to the transactions contemplated herein, and it supersedes all prior discussions, understandings or agreements between the parties. This Agreement shall not be modified or amended except by an instrument in writing signed by all of the parties hereto.

                  (b) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

                  (c) Assignment. This Agreement shall not be freely assignable by

Purchaser, without the consent of Seller provided that this Agreement may be assigned at Closing without Seller's consent to an entity controlled by, controlling or under common control with FWRLP.

                  (d) Waiver; Modification. Failure by Purchaser or Seller to insist upon or enforce any of its rights hereto shall not constitute a waiver or modification thereof.

                  (e) Governing Law. This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania without regard to choice of law principles.

                  (f) Headings. The headings are herein used for convenience or reference only and shall not be deemed to vary the content of this Agreement or the covenants, agreements, representations and warranties herein set forth, or the scope of any provision hereof.

                  (g) Continuing Documentation and Access. From and after Closing, Seller shall cooperate with Purchaser to provide all information in its possession concerning the ownership, use and operation of the Property (including the right to copy same at the expense of Purchaser) for purposes of any tax examination or audit or other similar purpose, subject to the agreements of Purchaser concerning confidentiality set forth herein.

                  (h) All Warranties Joint and Several. Each and every warranty, covenant, undertaking and agreement of Seller and Purchaser hereunder shall be deemed a joint and several warranty, covenant, undertaking and agreement of each person and entity collectively comprising the Seller and Purchaser.

                  (i) Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required; it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement.

                  (j) Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be personally delivered or mailed by first-class registered or certified mail, return receipt requested, postage prepaid or delivered by commercial courier, telecopy or overnight courier (e.g., Federal Express), against receipt, to the addresses indicated below:

                           (i)      if to Purchaser:

                                    First Washington Realty Limited Partnership
                                    4350 East-West Highway, Suite 400
                                    Bethesda, MD  20814
                                    Attn:  William J. Wolfe
                                    Telecopy:  (301) 907-4911

                                    with a copy to:

                                    Jeffrey S. Distenfeld, Esquire
                                    First Washington Realty Limited Partnership
                                    4350 East-West Highway, Suite 400
                                    Bethesda, MD  20814
                                    Telecopy:  (301) 907-4911

                          (ii)      if to Seller:

                                    Newtown Square Associates, L.P.
                                    c/o CMS Companies
                                    1926 Arch Street, 2nd Floor
                                    Philadelphia, PA 19103
                                    Attn:   Dean Adler
                                    Telecopy: (215) 246-3083

                                    with a copy to:
                                    Bradley A. Krouse, Esquire
                                    Klehr, Harrison, Harvey, Branzburg & Ellers
                                    1401 Walnut Street
                                    Philadelphia, PA 19102
                                    Telecopy:   (215) 568-6603

                  Such notice shall be deemed given on the date of receipt by the addressee or the date receipt would have been effectuated if delivery were not refused. Each party may designate a new address by written notice to the other in accordance with this Paragraph 17(j).

                  (k) Business Days. A "business day" shall be Mondays through Fridays, less and excepting all legal holidays observed by the United States Government or the Government of the State of Maryland. Any date specified in this Agreement which does not fall on a business day shall be automatically extended until the first business day after such date.

                  (l) Time of Essence. TIME SHALL BE OF THE ESSENCE IN THE PAYMENT OF ALL SUMS, PERFORMANCE OF ALL OBLIGATIONS, GIVING OF ALL NOTICES AND THE EXERCISE OF ALL RIGHTS UNDER THIS AGREEMENT.

                  (m) Confidentiality. Before Closing, Purchaser shall not issue any press release or other publicity of any kind whatsoever with respect to this Agreement or any of the transactions contemplated hereby, without the prior written consent of Seller in each instance. Seller shall notify Purchaser of its consent or refusal within two (2) business days after Seller's requests for consent. Before Closing, Purchaser agrees that it will keep confidential, and will make reasonable efforts to have the respective partners, employees, officers, directors, shareholders, agents, counsel, accountants and affiliates of Purchaser, keep confidential, the terms of this Agreement, and all information, records, materials and other data pertaining to the Property which was acquired or learned from this Agreement or the negotiations relating thereto or arising out of the transactions contemplated hereby, except (i) to the extent necessary to effect the transactions contemplated hereby, (ii) pursuant to compulsion by due process of law, (iii) in connection with the resolution of any dispute between Purchaser and Seller, or (iv) if such information was obtained, or is otherwise available, in the public domain or from other sources. The provisions of this paragraph shall survive the Closing and the termination of this Agreement.

                  (n) Recording. Neither this Agreement nor any memorandum or assignment hereof shall be filed in any public place of record. If recorded, such recording shall not constitute constructive or other notice to any third party. The recording or attempt to record this Agreement or any memorandum or assignment hereof, by or on behalf of Purchaser, shall constitute a default of this Agreement by Purchaser and a waiver and release by Purchaser of all rights of Purchaser under this Agreement.

                  (o) Except as expressly set forth in this Agreement or in the documents to be delivered at Closing, Seller hereby expressly disclaims any and all warranties, express or implied, relating in any way to the Property, including, without limitation, any warranty provided for under statutory or common law or the uniform commercial code, including but not limited to warranties of merchantability and fitness for a particular purpose. Both Purchaser and Seller are acting at arm's length to protect their own interests, and both Purchaser and Seller shall use their own independent business judgment concerning the sale and purchase of the Property. Purchaser shall complete to its satisfaction, all investigations, inspections and tests which Purchaser deems necessary.

         IN WITNESS WHEREOF, the parties hereto have executed this Real Estate Purchase Agreement as of the day and year first written above.

                                      PURCHASER:

                                      FIRST WASHINGTON REALTY
                                      LIMITED PARTNERSHIP

                                       By: First Washington Realty Trust, Inc.,
WITNESS:                                   Its general partner


                                       By: /s/
---------------------------                ------------------------------------
                                           William J. Wolfe
                                           President

                                       Date of execution by
                                       Purchaser:    August 8 , 1996

                                       SELLER:

                                       NEWTOWN SQUARE ASSOCIATES, L.P.

                                       By:  JCF/CMS Joint Venture
                                            Its general partner

                                            By:  CMS Newton, L.P.
                                                 Its general partner

                                                 By:  MSPS Newton, Inc.
WITNESS:                                              Its general partner


                                                 By:  /s/
----------------------------                          --------------------------
                                                      Name: Ingrid R. Welch
                                                      Title:    Vice President

                                                 Date of execution by
                                                 Seller:   September 20 , 1996

                          ACKNOWLEDGE BY TITLE COMPANY


         The undersigned Title Company executes this Real Estate Purchase Agreement solely to acknowledge receipt of the Deposit pursuant to Paragraph 3 hereof and to evidence its agreement to serve as escrow agent pursuant to the terms of the foregoing Agreement.

                                      COMMERCIAL SETTLEMENTS, INC.


                                      By:  /s/
                                           ------------------------------------
                                           Name:
                                           Title:

                                           Date:  September 24, 1996

                                LIST OF EXHIBITS



EXHIBIT A.      Legal Description of Land                   Recitals
EXHIBIT B.      Leases and Rent Schedule                    Section 5(d)
EXHIBIT C.      Service Contracts                           Section 5(e)
EXHIBIT D.      Tax Bills                                   Section 5(f)
EXHIBIT E.      Insurance  Certificates                     Section 5(g)
EXHIBIT F.      Form of Tenant Estoppel                     Section 6(f)
EXHIBIT F-1.    Tenant Estoppels                            Section 8(a)(vii)
EXHIBIT G.      Certificates of Occupancy                   Section 5(n)
EXHIBIT H.      Operating Statements and Operating Budget   Section 5(p)
EXHIBIT I.      Personal Property                           Section 5(q)
EXHIBIT J.      Prudential Mortgage                         Section 2(b)(i)
EXHIBIT K.      Prudential Note                             Section 2(b)(i)
EXHIBIT L.      Litigation                                  Section 5(k)
EXHIBIT M.      Permitted Exceptions                        Section 8(a)(iii)(B)




          [Seller to Attach Foregoing at Acceptance of this Agreement]

                                    EXHIBIT A

                            LEGAL DESCRIPTION OF LAND

                                    EXHIBIT B

                            LEASES AND RENT SCHEDULE

                                    EXHIBIT C

                                SERVICE CONTRACTS

                                    EXHIBIT D

                                    TAX BILLS

                                    EXHIBIT E

                             INSURANCE CERTIFICATES

                                    EXHIBIT F
                            [Form of Tenant Estoppel]

                              ESTOPPEL CERTIFICATE

                                                                    , 199

First Washington Realty Limited Partnership
4350 East-West Highway, Suite 400
Bethesda, MD 20814

         Re:      Collegeville Shopping Center
                  Lease dated                  19    , with [name of Tenant]
                  ----------------------------------------------------------

Gentlemen:

         Please be advised that the undersigned tenant hereby certifies as of the date hereof as follows with respect to the Lease:

Name of Tenant:

Description of Leased Premises:

Date of Commencement of Lease:

Date of Termination of Lease:

Options to Renew:

Base Rental:  Annual Rental of $            , payable monthly in arrears.
                               -------------

Real Estate Tax Charges:  pro rata:       yes          no.

Percentage Rent:           % of Gross Receipts over $
                     ------

Common Area Maintenance Charges:  pro rata:       yes          no.

Tenant in possession of the premises under the Lease?:  Yes

The Lease is unmodified and in full force and effect except for modifications, listed by number and date on Exhibit A attached hereto.

Amount of rent paid in advance:  $

Amount of Security Deposit:  $

Compliance with Construction Requirements: Landlord has complied with all construction requirements of Tenant, and Tenant has accepted all of the leased premises under the Lease.

Tenant has not made any claims against Landlord and has no knowledge of any uncured default on the part of Landlord (If there is knowledge of any uncured default, please note and attach separate sheet).

Tenant's Right to Purchase: Tenant has no option or right in the nature of a right of first refusal to purchase or otherwise acquire any interest in the leased premises.

Tenant's Right of Premature Termination or Option to Renew: Tenant has no right to premature termination and no right or option to renew or extend the term beyond its present term and no option to lease additional space, except as expressly set forth in the Lease.



                                            TENANT:

                                            [Name of Tenant]


                                            By:
                                                 Name:
                                                 Title:

STATE OF                   )
                           )  ss:
COUNTY OF                  )

         Signed and sealed in my presence this      day of            , 199   .
                                               ----        --------     ---




                                            Notary Public
                                            [SEAL]

My Commission Expires:






F:\SHAVER\SHAVER\REIT\NEWTCLEA.AGT

                                   EXHIBIT F-1

                                TENANT ESTOPPELS




o        Acme Markets                        35,282 s.f.
o        Thrift Drug                         13,179 s.f.
o        Mellon Bank                          4,200 s.f.
o        True Value Hardware                  9,416 s.f.
o        Dress Barn                           5,017 s.f.
                                            --------

                                             67,094 s.f.

o        Tenant's occupying at least 75% of
         the remaining space at the Property.



         [(137,569 s.f. - 67,094 s.f.) x 75% = 52,856]

                                    EXHIBIT G

                            CERTIFICATES OF OCCUPANCY

                                    EXHIBIT H

                    OPERATING STATEMENTS AND OPERATING BUDGET

                                    EXHIBIT I

                                PERSONAL PROPERTY

                                    EXHIBIT J

                               PRUDENTIAL MORTGAGE

                                    EXHIBIT K

                                 PRUDENTIAL NOTE

                                    EXHIBIT L

                                   LITIGATION

                                    EXHIBIT M

                              PERMITTED EXCEPTIONS

                                       -x-